                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  December 10, 1997


                           ROSELAND OIL AND GAS INC.
            (Exact name of registrant as specified in its charter)



                                   Oklahoma
                (State or other jurisdiction of incorporation)


         0-9355                                           87-0352095
(Commission File Number)                      (IRS Employer Identification No.)


 1724 East 15th Street, Tulsa, Oklahoma                      74104
(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (918) 742-0028

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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

A change in control of Roseland Oil and Gas Inc., an Oklahoma corporation (the "Registrant"), occurred on December 10, 1997. On that date, the Registrant entered into a Stock Purchase Agreement (the "Agreement") with Calvin Wallen III or his designees, William Bruggeman and Ruth Bruggeman, and Diversified Dynamics, Inc. (together, the "Buyers"). Pursuant to the Agreement, the Registrant issued (i) 7,000,000 shares of its common stock to Calvin Wallen III; (ii) 2,500,000 shares of common stock to Earthstock Resources, Inc., all of the shares of which are owned by Mr. Wallen; (iii) 2,500,000 shares of common stock to William Bruggeman and Ruth Bruggeman as joint tenants with rights of survivorship; and (iv) 500,000 shares of common stock to Diversified Dynamics, which is controlled by the Bruggemans. Based on information set forth in the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 (the "Form 10-K"), the 12,500,000 shares (the "Shares") issued represent approximately 71.3% of the issued and outstanding shares of common stock of the Registrant, with the shares issued to Mr. Wallen and his affiliates representing approximately 54.2% of the issued and outstanding shares of common stock of the Registrant. In addition, Mr. Bruggeman and his affiliates previously owned an additional 749,694 shares of the Registrant's common stock, or 4.3% of the issued and outstanding shares of common stock of the Registrant. In exchange for the issuance of the Shares, the Buyers conveyed to the Registrant the interests in the oil and gas properties owned by the Buyers and listed on Annex D to the Agreement, as well as the Buyers' entire interest in any contracts, leases, records and insurance policies affecting such interests (the "Consideration").

The amount of the Consideration was the result of an agreed negotiation between the Buyers and the Registrant. Prior to the negotiation and execution of the Agreement, there were no material relationships between the Registrant or any affiliates, officers or directors of the Registrant, on the one hand, and any of the Buyers, or any affiliates, officers or directors of any of the Buyers, on the other hand.

In connection with the Agreement, as of December 10, 1997, Joseph T. Howard, Robert Anderson and John W. Peterson resigned as directors and/or executive officers of the Registrant. On such date, Calvin Wallen III, Rob Lindermanis and Stacey Hacker were appointed to serve as additional directors of the Registrant (together with William G. Vandever and Gene C. Howard, each of whom continue to serve as directors), and Calvin Wallen III was elected to serve as the Registrant's President, Vice President and Treasurer, and Rob Lindermanis was elected to serve as Secretary of the Registrant.

The Registrant's Board of Directors is divided into three classes, with each class as nearly equal in number to all other classes as the then total number of directors constituting the entire board permits. The term of each class is three years, and expires on a staggered three-year basis. The first class ("Class I") consists of two directors who were nominated

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for election to a three year term at the 1995 Annual Meeting of Shareholders expiring in 1998. The second class ("Class II") consists of one director and the term of office of each director in such class expires in 1997. Gene C. Howard is a Class I director and William G. Vandever is a Class II director. Calvin Wallen III, Rob Lindermanis and Stacey Hacker were appointed to serve as additional directors of the Registrant, with their class membership to be detemined.

As of the date of the Form 10-K, 5,030,847 shares of common stock of the Registrant were issued and outstanding. The Registrant also has outstanding Class A Warrants to purchase 5,333,204 shares of Common Stock at an exercise price of $5.00 per share and expiring April 1998, Class B Warrants to purchase 470,000 shares of Common Stock at an exercise price of $.50 per share and expiring December 1998, and conversion rights granted to holders of $116,000 of promissory notes issued by the Registrant to certain shareholders pursuant to which the holders of such notes may require the Registrant to convert their indebtedness into shares of common stock of the Registrant at a conversion price equal to $.50 per share until April 2002.

The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

--------------------------------------------------------------------------------------------
                                                                               Percentage of
                                                                Number of      outstanding
Name                            Title                           shares         shares (1)
--------------------------------------------------------------------------------------------
Calvin Wallen III               President, Vice                  9,500,000 (2)      54.2%
                                President, Treasurer and
                                Director
--------------------------------------------------------------------------------------------
William Vandever                Director                         1,251,533 (3)       7.1%
--------------------------------------------------------------------------------------------
Gene Howard                     Director                           322,245 (4)       1.8%
--------------------------------------------------------------------------------------------
Rob Lindermanis                 Director and Secretary                   0            *
--------------------------------------------------------------------------------------------
Stacey Hacker                   Director                                 0            *
--------------------------------------------------------------------------------------------
William Bruggeman                                                3,749,694 (5)      21.4%
--------------------------------------------------------------------------------------------
Ruth Bruggeman                                                   3,749,694 (5)      21.4%
--------------------------------------------------------------------------------------------
Diversified Dynamics, Inc.                                         500,000           2.9%
--------------------------------------------------------------------------------------------
Earthstock Resources, Inc.                                       2,500,000          14.3%
--------------------------------------------------------------------------------------------
All officers and directors                                      11,823,472          67.4%
as a group (5 persons)
--------------------------------------------------------------------------------------------

(1)  Based on 17,530,847 shares outstanding at December 1, 1997.

(2) Includes 2,500,000 shares of common stock owned by Earthstock Resources, Inc., which is 100% owned by Mr. Wallen.

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(3)  Includes 1,041,533 shares of common stock owned by Mr. Vandever's wife, of which Mr. Vandever disclaims beneficial ownership.

(4) Includes 322,245 shares of common stock owned by Mr. Howard's wife, of which Mr. Howard disclaims beneficial ownership.

(5) Includes 2,500,000 shares of common stock owned by William Bruggeman and Ruth Bruggeman as joint tenants with rights of survivorship and 500,000 shares owned by Diversified Dynamics, Inc., which is controlled by the Bruggemans, and 749,694 owned by the Bruggemans and their relatives.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (a)(b) The required financial statements and pro forma financial information, if any, are unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

 (c)     Exhibits

2. Plan of acquisition, reorganization, arrangement, liquidation or succession.

2.1. Stock Purchase Agreement, dated December 1, 1997, between the Registrant and Calvin Wallen III or his designees, William Bruggeman and Ruth Bruggeman, and Diversified Dynamics, Inc..

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 22, 1997

ROSELAND OIL AND GAS INC.


By: /s/ Calvin Wallen III
    -------------------------
        Calvin Wallen III,
        President




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